UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 18, 2006

                              CYTATION CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                    00114800                 16-0961436
(State  of Incorporation)   (Commission File Number)       (IRS Employer
                                                       Identification Number)

                4902 EISENHOWER BLVD., SUITE 185, TAMPA, FL 33634
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 885-5998
              (Registrant's Telephone Number, Including Area Code)


                 _______________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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     Unless  otherwise  indicated  or  the  context  otherwise  requires,  all references below in this Report on Form 8-K to "we," "us" and the "Company" are to Cytation Corporation, a Delaware corporation, together with its wholly-owned subsidiaries, DeerValley Acquisitions Corp., a Florida corporation, and Deer Valley Homebuilders, Inc., an Alabama corporation. Specific discussions or comments relating to Cytation Corporation will reference the "Company," those relating to DeerValley Acquisitions Corp. will reference "DVA", and those relating to Deer Valley Homebuilders, Inc. will be referred to as "Deer Valley."

ITEM  2.01   COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On April 18, 2006, pursuant to the Sales Contract, the form of which is attached hereto as Exhibit 10.01, Deer Valley Homebuilders, Inc. ("Deer Valley"), an indirectly wholly-owned subsidiary of Cytation Corporation, purchased real property located at 7668 Highway 278 in Sulligent, Alabama (the "Sulligent Property") from Steve J. Logan. The Sulligent Property consists of a 65,992 square foot manufacturing plant located on approximately 13 acres of land. The purchase price for the Sulligent Property was $725,000, subdivided as follows. Deer Valley assumed Mr. Logan's mortgage of approximately $610,000 and will pay the remaining $115,000 to Mr. Logan in equal monthly payments of $5,000 for twenty-three months. Deer Valley obtained the funds for the purchase price of the Sulligent Property from its revolving line of credit described in Cytation Corporation's report on Form 8-K, filed with the SEC on April 18, 2006.

     Steven J. Logan is the father of Deer Valley's President and General Manager, Joel Logan. The Sales Contract was approved by the disinterested members of Deer Valley's Board of Directors and the Chief Executive Officer of Cytation Corporation.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this Form 8-K:


EXHIBIT NO.    DESCRIPTION
-----------    ------------

10.01          Sales Contract for Sulligent Property

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYTATION CORPORATION



                                   By:   /s/ Charles G. Masters
                                         ------------------------------------
                                   Name: Charles G. Masters
                                         ------------------------------------
                                   Title: President, Chief Executive Officer
                                         ------------------------------------
                                   Dated: April 24, 2006

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